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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): December 13, 2002

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 9 are not included because they are inapplicable.

Item 5.  Other Events

On December 13, 2002, Southern California Edison Company (SCE), and its parent company, Edison International
(EIX), announced that, effective January 1, 2003, John E. Bryson, Chairman and Chief Executive Officer of EIX
will also become a director of SCE and Chairman of SCE's Board of Directors.

Currently, the members of the SCE and EIX Boards are the same, except for the Chairmen.  To simplify administration and governance, the Boards and Mr. Bryson concluded that he will return to his previous positions as Chairman of both companies (positions he held from 1990 until 2000).  Alan J. Fohrer, who is now Chairman and
Chief Executive Officer of the utility, will continue as a director and Chief Executive Officer at SCE.  Robert G.
Foster will continue as SCE's President.  As of January 1, 2003, Thomas R. McDaniel, Chief Executive Officer of Edison
Mission Energy also will replace Mr. Bryson as Chairman of the Board of that company.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                       /S/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

December 13, 2002